AMENDMENT NO. 1 TO THE REVOLVING CREDIT AGREEMENT

AMENDMENT NO. 1, dated as of March 21, 2002 (this "Amendment No. 1") to the Revolving Credit Agreement, dated as of December 21, 2001, among MEMC ELECTRONIC MATERIALS, INC., a Delaware corporation (the "Borrower"), the Lenders party thereto, and CITICORP USA, INC., as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (as amended, modified or supplemented from time to time, the "Revolving Credit Agreement").

W I T N E S S E T H:

WHEREAS, pursuant to Section 9.02 of the Revolving Credit Agreement, the Borrower and the Required Lenders wish to amend the Revolving Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Definitions. Capitalized terms used herein and not defined herein have the meanings assigned to them in the Revolving Credit Agreement.

2.  Amendments to the Revolving Credit Agreement.

(a) Section 2.02(c) is hereby amended by deleting the last sentence and inserting in lieu thereof the following:

Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of twelve Eurodollar Borrowings outstanding.

(b) The definition of "Fund Guarantors" in Section 1.01 is hereby amended to read in its entirety as follows:

"Fund Guarantors" means, collectively, GEI, GEI Side, TCW, TCW Trust, TPG, and each other Person who from time to time shall become a "Guarantor" under and as defined in the Guaranty.

(c) Section 6.14 is hereby amended by deleting the table therein and inserting in lieu thereof the following:

MONTH	MINIMUM AMOUNT
January 2002	$34.0 million
February 2002	$34.0 million
March 2002	$34.0 million
April 2002	$38.5 million
May 2002	$39.0 million
June 2002	$39.0 million
July 2002	$43.0 million
August 2002	$43.5 million
September 2002	$44.5 million
October 2002	$47.0 million
November 2002	$47.5 million
December 2002	$48.0 million
January 2003	$52.0 million
February 2003	$52.0 million
March 2003	$52.0 million
April 2003	$54.0 million
May 2003	$54.0 million
June 2003	$54.0 million
July 2003	$55.0 million
August 2003	$55.0 million
September 2003	$55.0 million
October 2003	$56.0 million
November 2003	$56.0 million
December 2003	$56.0 million
January 2004	$61.0 million
February 2004	$61.0 million
March 2004	$61.0 million
April 2004	$63.0 million
May 2004	$63.0 million
June 2004	$63.0 million
July 2004	$65.0 million
August 2004	$65.0 million
September 2004	$65.0 million
October 2004	$67.0 million
November 2004	$67.0 million
December 2004	$67.0 million
January 2005	$70.0 million
February 2005	$70.0 million
March 2005	$70.0 million
April 2005	$72.0 million
May 2005	$72.0 million
June 2005	$72.0 million
July 2005	$74.0 million
August 2005	$74.0 million
September 2005	$74.0 million
October 2005	$76.0 million
November 2005	$76.0 million
December 2005	$76.0 million
January 2006	$78.0 million
February 2006	$78.0 million
March 2006	$78.0 million
April 2006	$80.0 million
May 2006	$80.0 million
June 2006	$80.0 million
July 2006	$82.0 million
August 2006	$82.0 million
September 2006	$82.0 million
October 2006	$84.0 million

3. Effective Date. This Amendment No. 1 shall become effective as of the date first written above (the "First Amendment Effective Date").

4. Reference to and Effect on the Revolving Credit Agreement.

(a) On and after the First Amendment Effective Date, each reference in the Revolving Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Revolving Credit Agreement, shall mean and be a reference to the Revolving Credit Agreement as amended by this Amendment No. 1.

(b) Except as specifically amended by this Amendment No. 1, the Revolving Credit Agreement shall remain in full force and effect and is hereby in all respects ratified and confirmed.

(c) The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver or amendment of any provision of, or operate as a waiver or amendment of any right, power or remedy of the Lenders under the Revolving Credit Agreement.

5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. Counterparts. This Amendment No. 1 may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MEMC ELECTRONIC MATERIALS, INC., as Borrower By /s/ Klaus von Horde Name: Klaus von Horde Title: Executive Vice President and Chief Financial Officer
By: /s/ Kenneth L. Young Name: Kenneth L. Young Title: Treasurer
CITICORP USA, INC., as Lender By /s/ Larry Farley Name: Larry Farley Title: Director

CONSENTED TO AND AGREED:
Name of Institution:	TPG PARTNERS, III, L.P. By: TPG GenPar III, L.P. Its General Partner By: TPG Advisors III, Inc. Its General Partner By: /s/ Richard A. Ekleberry Name: Richard A. Ekleberry Title: Vice President

CONSENTED TO AND AGREED:
Name of Institution:	GREEN EQUITY INVESTORS III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:

Name of Institution:	GREEN EQUITY INVESTORS SIDE III, L.P. By: GEI Capital III, LLC, as its General Partner By: /s/ John Danhakl Name: John Danhakl Title:

CONSENTED TO AND AGREED:
Name of Institution:

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.,
TCW/CRESCENT MEZZANINE TRUST III and
TCW/CRESCENT MEZZANINE III NETHERLANDS, L.P.

By: TCW/Crescent Mezzanine Management III, L.L.C.,
as Its Investment Manager

By: TCW Asset Management Company, as Its Sub- Advisor

By: /s/ Jean-Marc Chapus
Name: Jean-Marc Chapus
Title: Managing Director

By: /s/ James C. Shevlet, Jr.
Name: James C. Shevlet, Jr.
Title: Senior Vice President